FINANCING INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income and Expenses [Abstract]
Interest income	$ 4,057	$ 4,605	$ 3,352
Financial expense related to the Convertible Senior Notes (Note 16)	(868)
Exchange rate income (loss), net	(2,172)	(1,428)	(281)
Bank charges	(91)	(99)	(87)
Total	$ 926	$ 3,078	$ 2,984